                                POWER OF ATTORNEY

     Edward J. Boudreau, Jr., whose signature appears below, does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a "Trust" and collectively the "Trusts"): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: May 16, 2006


                                        /s/ Edward J. Boudreau, Jr.
                                        ----------------------------------------
                                        Edward J. Boudreau, Jr.

                                POWER OF ATTORNEY

     William A. Hawkins, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a "Trust" and collectively the "Trusts"): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: May 16, 2006


                                        /s/ William A. Hawkins
                                        ----------------------------------------
                                        William A. Hawkins

                                POWER OF ATTORNEY

     R. Glenn Hilliard, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a "Trust" and collectively the "Trusts"): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: May 16, 2006


                                        /s/ R. Glenn Hilliard
                                        ----------------------------------------
                                        R. Glenn Hilliard

                                POWER OF ATTORNEY

     Minor Mickel Shaw, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, her true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a "Trust" and collectively the "Trusts"): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: May 16, 2006


                                        /s/ Minor Mickel Shaw
                                        ----------------------------------------
                                        Minor Mickel Shaw

                                POWER OF ATTORNEY

     William P. Carmichael, whose signature appears below, does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, James Bordewick, Peter Fariel, Ryan Larrenaga, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact") with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Columbia Funds Series Trust, Columbia Funds Master Investment Trust, Columbia Funds Variable Insurance Trust I, and Banc of America Funds Trust (each a "Trust" and collectively the "Trusts"): (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities and Exchange Act of 1933 (together the "Acts"), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Trust Registration Statement on Form N-1A or N-14 pursuant to the Acts, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, a Trust. The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

     By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trusts. This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trusts.

Dated: May 16, 2006


                                        /s/ William P. Carmichael
                                        ----------------------------------------
                                        William P. Carmichael